SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                                Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
          Eaton Vance Municipal Income Trust
          Eaton Vance New Jersey Municipal Income Trust
          Eaton Vance California Municipal Income Trust
          Eaton Vance New York Municipal Income Trust
          Eaton Vance Florida Municipal Income Trust
          Eaton Vance Ohio Municipal Income Trus
          Eaton Vance Massachusetts Municipal Income Trust
          Eaton Vance Pennsylvania Municipal Income Trust
          Eaton Vance Michigan Municipal Income Trust
          (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
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

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST         EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
EATON VANCE FLORIDA MUNICIPAL INCOME TRUST            EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST      EATON VANCE OHIO MUNICIPAL INCOME TRUST
EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST           EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST
EATON VANCE MUNICIPAL INCOME TRUST

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                                January 31, 2000


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held with the Annual Meeting of each of the above funds (collectively the "Funds") to be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M. (Boston time).

     This meeting will give you an opportunity to hear a report about your Fund and you will be asked to consider the election of Trustees and the approval of your Fund's independent certified public accountants. The enclosed proxy statement contains additional information regarding these proposals.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                               Sincerely,

                                               /s/ Thomas J. Fetter

                                               Thomas J. Fetter
                                               President


                                                      IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST         EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
EATON VANCE FLORIDA MUNICIPAL INCOME TRUST            EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST      EATON VANCE OHIO MUNICIPAL INCOME TRUST
EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST           EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST
EATON VANCE MUNICIPAL INCOME TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD FRIDAY, MARCH 24, 2000

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the "Funds"), will be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M. (Boston time), for the following purposes:

     1.   To elect two Trustees of each Fund.

     2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants of each Fund for the fiscal year ending November 30, 2000.

     3. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on January 14, 2000 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                              By Order of each Board of Trustees

                                                /s/ Alan R. Dynner

                                                Alan R. Dynner
                                                Secretary

January 31, 2000
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST         EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
EATON VANCE FLORIDA MUNICIPAL INCOME TRUST            EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST      EATON VANCE OHIO MUNICIPAL INCOME TRUST
EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST           EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST
EATON VANCE MUNICIPAL INCOME TRUST

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109



                                 PROXY STATEMENT


     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance California Municipal Income Trust (the "California Fund"), Eaton Vance Florida Municipal Income Trust (the "Florida Fund"), Eaton Vance Massachusetts Municipal Income Trust (the "Massachusetts Fund"), Eaton
Vance Michigan Municipal Income Trust (the "Michigan Fund"), Eaton Vance Municipal Income Trust (the "Municipal Fund"), Eaton Vance New Jersey Municipal Income Trust (the "New Jersey Fund"), Eaton Vance New York Municipal Income Trust (the "New York Fund"), Eaton Vance Ohio Municipal Income Trust (the "Ohio Fund") and Eaton Vance Pennsylvania Municipal Income Trust (the "Pennsylvania Fund") (collectively the "Funds"), to be held March 24, 2000 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to shareholders on or about January 31, 2000.

     The Board of Trustees of each Fund has fixed the close of business January 14, 2000, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share ("Common Shares") and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS") of each Fund outstanding on January 14, 2000 was as follows:

                              No. of Common                No. of APS
                           Shares Outstanding          Shares Outstanding
FUND                        January 14, 2000           on January 14, 2000
----                        ----------------           -------------------

California Fund                  7,079,756                    2,360
Florida Fund                     4,224,721                    1,420
Massachusetts Fund               2,572,672                      860
Michigan Fund                    2,085,196                      700
Municipal Fund                  16,238,974                    5,240
New Jersey Fund                  4,478,308                    1,520
New York Fund                    5,281,960                    1,780
Ohio Fund                        2,774,254                      940
Pennsylvania Fund                2,663,243                      900

     Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

     As of January 14, 2000, no shareholder beneficially owned more than 5% of the outstanding shares of a Fund. The Trustees and officers of each Fund, as a group, own beneficially less than 1% of the shares of the Funds.

     The Board of Trustees of the Funds know of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes. The term of office of the Class I Trustees expires on the date of the 2000 Annual Meeting, and the term of office of the Class II and Class III Trustees will expire one and two years thereafter, respectively. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

     Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following two nominees. Each nominee is presently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The nominees to serve until the 2000 Annual Meeting are Jessica M. Bibliowicz and Donald R. Dwight. The Trustees serving until the 2001 Annual Meeting are James B. Hawkes and Samuel L. Hayes, III. The Trustees serving until the 2002 Annual Meeting are Norton H. Reamer, Lynn A. Stout and Jack L. Treynor. The Trustees whose names are followed by (1) are APS Share Trustees.

     The nominees and Trustees and their principal occupations for at least the last five years are as follows.

     The nominee whose name is followed by an asterisk (*) is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) because of her affiliation with a brokerage firm. The Trustee whose name is followed by two asterisks (**) is an "interested person" by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), each Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a holding company which owns all of the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC and their affiliates are sometimes referred to collectively as the "EVC organization".)

                                    TRUSTEES

                                                                                           Shares Beneficially
Name and                                       Principal Occupation(s) Over               Owned of all Funds on
Other Information                                     Past Five Years                       January 14, 2000
-----------------                                     ---------------                       ----------------

                                            (TRUSTEE NOMINEES FOR ELECTION IN 2000)

JESSICA M. BIBLIOWICZ*                      Ms.   Bibliowicz  is  President  and  Chief              -0-
Age:  40;  has  been a  Trustee  since      Executive  Officer  of  National  Financial
December 10, 1998.                          Partners  (a  financial  services  company)
                                            (since  April   1999).   She  was  formerly
                                            President  and Chief  Operating  Officer of
                                            John   A.   Levin  &  Co.   (a   registered
                                            investment  advisor)  (July  1997 to  April
                                            1999) and a Director  of Baker,  Fentress &
                                            Company  which  owns  John  A.  Levin & Co.
                                            (July 1997 to April 1999).  Prior  thereto,
                                            she was Executive  Vice  President of Smith
                                            Barney  Mutual  Funds  (from  July  1994 to
                                            June  1997).  She also  serves as a Trustee
                                            of  71  investment   companies  advised  or
                                            administered by EVM and its affiliates.

DONALD R. DWIGHT                            Mr.   Dwight   is   President   of   Dwight              -0-
Age:  68;  has  been a  Trustee  since      Partners,  Inc. (a corporate  relations and
December 10, 1998.                          communications   company).  He  is  also  a

                                            Trustee/Director  of the Royce Funds (mutual
                                            funds).  He  also serves as a Trustee of  77
                                            investment companies advised or administered
                                            by EVM and its affiliates.

                                            (OTHER CURRENT TRUSTEES)

JAMES B. HAWKES**                           President   of  the  Fund  and  a  Trustee.              -0-
Age:   58;  has  been  a  Trustee  and      Chairman,  President  and  Chief  Executive
President since December 10, 1998.          Officer of EVM, EVC and EV (since  November
                                            1,  1996,  prior to which he  was Executive
                                            Vice   President)  and  a Director  of  EVC
                                            and EV.  He also serves as a Trustee and/or
                                            Officer of 77 investment companies  advised
                                            or  administered by EVM and its affiliates.

SAMUEL L. HAYES, III (1)                    Dr. Hayes is the Jacob H. Schiff  Professor              -0-
Age:  64;  has  been a  Trustee  since      of  Investment  Banking  Emeritus,  Harvard
December 10, 1998.                          University   Graduate  School  of  Business
                                            Administration.  He is  also a  Trustee  of
                                            the  Kobrick   Investment   Trust   (mutual
                                            funds).  He also  serves as a Trustee of 77
                                            investment     companies     advised     or
                                            administered by EVM and its affiliates.

NORTON H. REAMER (1)                        Mr.  Reamer  is  Chairman  of the Board and              -0-
Age:  64,  has  been a  Trustee  since      Chief  Executive   Officer,   United  Asset
December 10, 1998.                          Management  Corporation (a holding  company
                                            owning institutional  investment management
                                            firms).   He  also   serves  as   Chairman,
                                            President and  Director,  UAM Funds (mutual
                                            funds).  He also  serves as a Trustee of 77
                                            investment     companies     advised     or
                                            administered by EVM and its affiliates.

LYNN A. STOUT                               Ms. Stout is  Professor of Law,  Georgetown              -0-
Age:  42,  has  been a  Trustee  since      University  Law Center.  She also serves as
December 10, 1998.                          a  Trustee  of  72   investment   companies
                                            advised  or  administered  by EVM  and  its
                                            affiliates.

JACK L. TREYNOR                             Mr.  Treynor is an  investment  advisor and              -0-
Age:  69;  has  been a  Trustee  since      consultant.  He also  serves  as a  Trustee
December 10, 1998.                          of  73  investment   companies  advised  or
                                            administered by EVM and its affiliates.


     During the fiscal year ended November 30, 1999, the Trustees of each Fund met eight times, the Special Committee met four times and the Audit Committee met once. Each Fund's Trustees listed above attended at least 75% of such Board and committee meetings on which he or she serves.

     The Nominating Committee of the Board of Trustees of each Fund is comprised of all the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Board will, when a vacancy exists or is anticipated, consider any nominee for trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of each Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services (if any), and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

     Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of each Fund. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of each Fund.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of each Fund who are not members of the Eaton Vance organization will be paid by the Funds. During the period from the start of business January 29, 1999 to the fiscal year ended November 30, 1999, the noninterested Trustees of the Funds earned the following compensation in their capacities as Trustees of the Fund, and for the year ended December 31, 1999 earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                      Jessica M.   Donald R.     Samuel L.      Norton H.   Lynn A.    Jack L.
                      Bibliowicz    Dwight      Hayes, III       Reamer      Stout     Treynor
                      ----------   ---------   -------------    ---------   -------    -------
California Fund        $ 1,163     $ 1,232       $ 1,490         $ 1,191   $ 1,110     $ 1,282
Florida Fund               768         969         1,197             905       797         963
Massachusetts Fund         274         272           245             238       261         265
Michigan Fund              274         272           245             238       261         265
Municipal Fund           1,852       1,782         1,882           1,785     1,762       1,947
New Jersey Fund            833         969           797             905       797         963
New York Fund              833         969           797             905       797         963
Ohio Fund                  274         272           245             238       261         266
Pennsylvania Fund          274         272           245             238       261         266
Total Compensation
from Fund Complex      160,000     160,000(2)    170,000         160,000   160,000(3)  170,000

(1) As of December 31, 1999, the Eaton Vance fund complex consists of 77 registered investment companies or series thereof.

(2)  Includes $60,000 of deferred compensation.

(3)  Includes $16,000 of deferred compensation.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any trustee or obligate a Fund to pay any particular level of compensation to the trustee. Each Fund does not have a retirement plan for its Trustees.

     Trustees shall be elected by the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO NOMINEES TO THEIR FUND'S BOARD OF TRUSTEES.

                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

     Each Fund's Board of Trustees has selected Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2000. Each Fund's shareholders are being asked to ratify the selection of Deloitte & Touche LLP to perform audit services for the Fund.

     Deloitte & Touche LLP has acted as independent certified public accountants for each Fund since its inception. The services provided by Deloitte & Touche LLP include the examination of each Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax matters on behalf of each Fund.

     Deloitte & Touche LLP is expected to be represented at the Annual Meeting, but, if not, a representative of that firm will be available by telephone should the need for consultation arise.

     THE BOARD OF TRUSTEES, INCLUDING THOSE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF A FUND, RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THEIR FUND FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2000.

                       NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Global Fund Services, Attention: Mr. Joseph
P. Lundbohm, P.O. Box 8030, Boston, MA 02266.

                             ADDITIONAL INFORMATION

OFFICERS OF THE FUND

     The officers of the Funds, with their ages indicated in parenthesis, are as follows (unless otherwise indicated, each of the Fund officers listed holds the same office with each Fund): Thomas J. Fetter (56), President of each Fund and Portfolio Manager of the New York Fund and the Ohio Fund, and Vice President of Eaton Vance; James B. Hawkes (58), Vice President; Cynthia J. Clemson (36), Vice President and Portfolio Manager of the California Fund and the Florida Fund, and Portfolio Manager of the Michigan Fund and the Pennsylvania Fund (since January 17, 2000), and Vice President of Eaton Vance; Robert B. MacIntosh (43), Vice President of each Fund and Portfolio Manager of the Massachusetts Fund and the New Jersey Fund, and Vice President of Eaton Vance; Thomas M. Metzold, (41), Vice President and Portfolio Manager of the Municipal Fund, and Vice President of Eaton Vance; Alan R. Dynner (59), Secretary, and Vice President of Eaton Vance; James L. O'Connor (54), Treasurer, and Vice President of Eaton Vance; Michelle A. Alexander (30), Assistant Treasurer of the California Fund and the Florida Fund, and Vice President of Eaton Vance; Kristin S. Anagnost (34),

Assistant Treasurer of the Massachusetts Fund, the New Jersey Fund and the Ohio Fund, and Assistant Vice President of Eaton Vance; William J. Austin, Jr. (48), Assistant Treasurer of the Michigan Fund and the Pennsylvania Fund, and Assistant Vice President of Eaton Vance; Barbara E. Campbell (42), Assistant Treasurer, and Vice President of Eaton Vance; Janet E. Sanders (64), Assistant Treasurer and Assistant Secretary, and Vice President of Eaton Vance; A. John Murphy (37), Assistant Secretary, and Vice President of Eaton Vance; and Eric G. Woodbury (42), Assistant Secretary, and Vice President of Eaton Vance. All of the officers of the Funds have been employed by Eaton Vance or their predecessors for more than five years except the following: Ms. Alexander who was an Audit Manager (1996-1997) - Financial Services Industry Practice, Deloitte & Touche LLP (1990-1997); Ms. Anagnost who was a manager at Chase Global Funds Services Company prior to January 12, 1998; and Mr. Dynner who was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington D.C., and Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company prior to November 1, 1996. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of each Fund will benefit from the advisory and administration fees paid by a Fund to Eaton Vance.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Thomas J. Fetter, President, filed late two reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 regarding two purchases of shares of the Municipal Fund.

     Eaton  Vance  Management  with its  principal  office  at The  Eaton  Vance
Building,  255  State  Street,  Boston,   Massachusetts  02109,  serves  as  the
investment adviser and administrator to each Fund.

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Global Fund Services, or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Global Fund Services, or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs per Fund are less than $10,000.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposals 1 and 2, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposals 1 and 2.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by March 24, 2000, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     A COPY OF A FUND'S ANNUAL OR SEMI-ANNUAL REPORT WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O PFPC GLOBAL FUND SERVICES, ATTN: MR. JOSEPH P. LUNDBOHM, P.O. BOX 8030, BOSTON, MA 02266, OR CALL 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at a Fund's 2001 Annual Meeting of Shareholders must be received at the Fund's principal office no later than October 1, 2000 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.



January 31, 2000

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE     [SEE REVERSE
   SIDE]                                                             SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______

                                      PROXY

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [SEE REVERSE
   SIDE]                                                              SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [SEE REVERSE
   SIDE]                                                              SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [SEE REVERSE
   SIDE]                                                              SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [SEE REVERSE
   SIDE]                                                              SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [SEE REVERSE
   SIDE]                                                              SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______

                                      PROXY

                   EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [SEE REVERSE
   SIDE]                                                              SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [SEE REVERSE
   SIDE]                                                              SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES



     The undersigned holder of shares of beneficial interest of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 24, 2000 at 1:30 P.M., and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


[SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [SEE REVERSE
   SIDE]                                                              SIDE]

       PLEASE MARK
[ X ]  VOTES AS IN
       THIS EXAMPLE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                                                         FOR    AGAINST  ABSTAIN
1. To elect two Trustees of the Fund as follows:           2. To ratify the selection of Deloitte &      [ ]      [ ]      [ ]
   NOMINEES: Jessica M. Bibliowicz and Donald R. Dwight       Touche LLP as independent certified
                                                              public accountants for the Fund
                                                              for the fiscal year ending November
                                                              30, 2000.

          FOR                   WITHHELD
          ALL      [  ]  [  ]   FROM ALL
        NOMINEES                NOMINEES

[   ]  -----------------------------------------------------
       (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [   ]


                               Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________   Date:_______  Signature:______________  Date:_______